EXHIBIT 99.1

Cloud Drives Strong 2018 Performance and Year-Over-Year Growth

•	Total ACV of $570 million, up 23%

•	Term and Cloud ACV of $300 million, up 40% powered by Cloud Choice™

•	Full Year Pega Cloud revenue up 62%

•	2019 Guidance: Revenue of $965 million

CAMBRIDGE, Mass. — February 20, 2019 — Pegasystems Inc. (NASDAQ: PEGA), the software company empowering digital transformation at the world’s leading enterprises, released its financial results for the fourth quarter of 2018.
“We had a strong Q4 capping off a terrific year,” said Alan Trefler, founder and CEO, Pegasystems. “Our Cloud Choice offering is clearly resonating with clients and prospects who want the flexibility to run either on Pega Cloud or a Cloud of their choice.”
“The significant acceleration in the shift to subscription has propelled our total ACV to $570 million,” Ken Stillwell, CFO, said.  “This continued shift will increase the ongoing predictability of our revenue and cash flow.”
Financial metrics (1) (2)

(Dollars in thousands, except per share amounts)	Three Months Ended December 31,			Year Ended December 31,
	2018	2017	Change	2018	2017	Change
Total revenue	$256,357	$254,605	1%	$891,581	$888,467	—%
Subscription revenue (3)	$142,273	$134,099	6%	$524,758	$499,828	5%
Net income (GAAP)	$16,413	$40,595	(60)%	$10,617	$98,548	(89)%
Net income (Non-GAAP)	$30,155	$37,489	(20)%	$53,302	$103,462	(48)%
Diluted earnings per share (GAAP)	$0.20	$0.49	(59)%	$0.13	$1.19	(89)%
Diluted earnings per share (Non-GAAP)	$0.36	$0.45	(20)%	$0.64	$1.25	(49)%
(1) On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.
(2) A reconciliation of our GAAP measures to Non-GAAP measures is contained in the financial schedules at the end of this release.
(3) Subscription revenue reflects client arrangements (term license, cloud, and maintenance) which are subject to renewal.
Revenue streams (1)

(Dollars in thousands)	Three Months Ended December 31,						Year Ended December 31,
	2018		2017		Change		2018		2017		Change
Cloud	$24,660	10%	$14,890	6%	$9,770	66%	$82,627	9%	$51,097	6%	$31,530	62%
Term license	50,186	20%	56,838	22%	(6,652)	(12)%	178,256	20%	206,411	23%	(28,155)	(14)%
Maintenance	67,427	25%	62,371	25%	5,056	8%	263,875	30%	242,320	27%	21,555	9%
Subscription	142,273	55%	134,099	53%	8,174	6%	524,758	59%	499,828	56%	24,930	5%
Perpetual license	53,034	21%	51,064	20%	1,970	4%	109,863	12%	132,883	15%	(23,020)	(17)%
Consulting	61,050	24%	69,442	27%	(8,392)	(12)%	256,960	29%	255,756	29%	1,204	—%
Total revenue	$256,357	100%	$254,605	100%	$1,752	1%	$891,581	100%	$888,467	100%	$3,114	—%
(1) On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

Annual contract value (“ACV”) (1)
The change in ACV measures the growth and predictability of future cash flows from committed term, cloud, and maintenance arrangements as of the end of the particular reporting period.
(1) ACV, as of a given date, is the sum of the following two components:

•
The sum of the annual value of each term and cloud contract in effect on such date, with the annual value of a term or cloud contract being equal to the total value of the contract divided by the total number of years of the contract.

•	Maintenance revenue reported for the quarter ended on such date, multiplied by four.
Remaining performance obligations
Revenue for the remaining performance obligations on existing contracts is expected to be recognized as follows:

	December 31, 2018
(Dollars in thousands)	Perpetual license	Term license	Maintenance	Cloud	Consulting	Total
1 year or less	$14,665	$72,378	$192,274	$103,354	$17,235	$399,906	63%
1-2 years	2,343	10,355	10,436	80,214	2,810	106,158	17%
2-3 years	1,661	1,414	3,644	61,906	940	69,565	11%
Greater than 3 years	—	233	1,560	53,343	208	55,344	9%
	$18,669	$84,380	$207,914	$298,817	$21,193	$630,973	100%
Guidance for 2019
As of February 20, 2019, we are providing the following guidance:

	Year Ended December 31, 2019
(in millions, except per share amounts)	GAAP	Non-GAAP (1)
Revenue	$965	$965
Net Income	$(17.5)	$42.1
Diluted Earnings Per Share	$(0.22)	$0.50
(1) A reconciliation of our GAAP to Non-GAAP guidance is contained in the financial schedules at the end of this release.
Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EST on February 20, 2019.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing (800) 289-0438 (domestic), (323) 794-2423 (international), or via webcast by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the investors section.
A replay of the call will also be available on www.pega.com/about/investors by clicking the earnings calls link in the investors section.

Discussion of non-GAAP financial measures
To supplement the financial results presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), the Company provides non-GAAP measures, including in this release. Pegasystems’ management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions, and for forecasting and planning for future periods. The Company’s annual financial plan is prepared on both a GAAP and non-GAAP basis, and both are approved by our board of directors. In addition, because of the importance of these measures in managing the business, the Company uses non-GAAP measures and financial performance results in the evaluation process to establish management’s compensation.
The non-GAAP measures exclude the effects of certain business combination accounting entries, stock-based compensation expense, amortization of intangible assets, acquisition-related and restructuring expenses, certain other adjustments, and the related income tax effects. The Company believes these non-GAAP measures are helpful in understanding its past financial performance and its anticipated future results.
These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.
A reconciliation of the Company’s GAAP measures to Non-GAAP measures is included in the financial schedules at the end of this release.
Forward-looking statements
Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which we operate, and management’s beliefs and assumptions. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “strategy,” “is intended to,” “project,” “guidance,” “likely,” “usually,” or variations of such words and similar expressions are intended to identify such forward-looking statements.
Important factors that could cause actual future activities and results to differ materially from those expressed in such forward-looking statements include, among others, variation in demand for our products and services; reliance on third party relationships; reliance on key personnel; the inherent risks associated with international operations and the continued uncertainties in the global economy; our continued effort to market and sell both domestically and internationally; foreign currency exchange rates; the potential legal and financial liabilities and reputation damage due to cyber-attacks and security breaches; and management of our growth. These risks and other factors that could cause actual results to differ materially from those expressed in such forward-looking statements are described more completely in Part I of our Annual Report on Form 10-K for the year ended December 31, 2018, as well as other filings we make with the U.S. Securities and Exchange Commission (“SEC”). These documents are available on the Company’s website at www.pega.com/about/investors.
The forward-looking statements contained in this press release represent the Company’s views as of February 20, 2019. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the results contained in such statements will be achieved. Although new information, future events, or risks may cause actual results to differ materially from future results expressed or implied by such forward-looking statements, except as required by applicable law, we do not undertake and specifically disclaim any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events, or otherwise.

About Pegasystems
Pegasystems Inc. is the leader in software for customer engagement and operational excellence. Pega’s adaptive, cloud-architected software - built on its unified Pega Platform™ - empowers people to rapidly deploy, and easily extend and change applications to meet strategic business needs. Over its 35-year history, Pega has delivered award-winning capabilities in CRM and digital process automation (DPA), powered by advanced artificial intelligence and robotic automation, to help the world’s leading brands achieve breakthrough business results.
For more information on Pegasystems (NASDAQ: PEGA) visit www.pega.com.
Press contact:
Lisa Pintchman
Pegasystems Inc.
lisa.pintchman@pega.com
(617) 866-6022
Twitter: @pega
Investor contact:
Garo Toomajanian
ICR for Pegasystems
pegainvestorrelations@pega.com
(617) 866-6077

All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue
Software license	$103,220	$107,902	$288,119	$339,294
Maintenance	67,427	62,371	263,875	242,320
Services	85,710	84,332	339,587	306,853
Total revenue	256,357	254,605	891,581	888,467
Cost of revenue
Software license	1,397	1,259	5,169	5,085
Maintenance	6,530	6,960	24,565	27,905
Services	69,984	65,758	272,031	246,683
Total cost of revenue	77,911	73,977	301,765	279,673
Gross profit	178,446	180,628	589,816	608,794
Operating expenses
Selling and marketing	103,650	86,334	373,495	300,578
Research and development	46,449	41,797	181,710	162,886
General and administrative	12,894	13,979	51,643	52,153
Total operating expenses	162,993	142,110	606,848	515,617
Income (loss) from operations	15,453	38,518	(17,032)	93,177
Foreign currency transaction gain (loss)	1,863	136	2,421	(6,413)
Interest income, net	629	315	2,705	862
Other (expense) income, net	—	(1,678)	363	(1,391)
Income (loss) before provision (benefit) from income taxes	17,945	37,291	(11,543)	86,235
Provision (benefit) from income taxes	1,532	(3,304)	(22,160)	(12,313)
Net income	$16,413	$40,595	$10,617	$98,548
Earnings per share
Basic	$0.21	$0.52	$0.14	$1.27
Diluted	$0.20	$0.49	$0.13	$1.19
Weighted-average number of common shares outstanding
Basic	78,680	77,944	78,564	77,431
Diluted	82,536	83,168	83,064	82,832
(1) On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)(2)
(in thousands, except percentages and per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2018	2017	Change	2018	2017	Change
Total revenue (GAAP and Non-GAAP)	$256,357	$254,605	1%	$891,581	$888,467	—%

Gross profit (GAAP)	$178,446	$180,628	(1)%	$589,816	$608,794	(3)%
Amortization of intangible assets	1,332	1,232		5,027	5,103
Stock-based compensation (3)	4,585	3,661		16,862	14,573
Gross profit (Non-GAAP)	$184,363	$185,521	(1)%	$611,705	$628,470	(3)%

Income (loss) from operations (GAAP)	$15,453	$38,518	(60)%	$(17,032)	$93,177	*
Amortization of intangible assets	2,935	2,859		11,443	12,338
Stock-based compensation (3)	16,289	13,384		63,862	53,313
Income from operations (Non-GAAP)	$34,677	$54,761	(37)%	$58,273	$158,828	(63)%

Net income (GAAP)	$16,413	$40,595	(60)%	$10,617	$98,548	(89)%
Amortization of intangible assets	2,935	2,859		11,443	12,338
Stock-based compensation (3)	16,289	13,384		63,862	53,313
Other	—	1,678		—	1,678
Income tax effects (4)	(5,482)	(21,027)		(32,620)	(62,415)
Net income (Non-GAAP)	$30,155	$37,489	(20)%	$53,302	$103,462	(48)%

Diluted earnings per share (GAAP)	$0.20	$0.49	(59)%	$0.13	$1.19	(89)%
Amortization of intangible assets	0.04	0.03		0.14	0.15
Stock-based compensation (3)	0.20	0.16		0.77	0.64
Other	0.00	0.02		0.00	0.02
Income tax effects (4)	(0.08)	(0.25)		(0.40)	(0.75)
Diluted earnings per share (Non-GAAP)	$0.36	$0.45	(20)%	$0.64	$1.25	(49)%
Diluted weighted-average number of common shares outstanding (GAAP and Non-GAAP)	82,536	83,168	(1)%	83,064	82,832	—%
* not meaningful
(1) On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.
(2) Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•
Amortization of intangible assets: We have excluded the amortization expense of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues as well. Amortization of intangible assets is likely to recur in future periods.

•
Stock-based compensation: We have excluded stock-based compensation expense from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues, we continue to evaluate our business performance excluding stock-based compensation expense.

•
Other: We have excluded the effect of capital advisory expenses, which are primarily for investment banking and professional fees, from our non-GAAP expenses and profitability measures. Capital advisory expenses are inconsistent in amount and frequency and we continue to evaluate our business performance excluding capital advisory expenses.
For additional information about our use of Non-GAAP measures, the reasons why management uses these measures, the usefulness of these measures, and the material limitations on the usefulness of these measures, see “Discussion of non-GAAP financial measures” included earlier in this release and below.

(3) Stock-based compensation was as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Cost of revenues	$16,862	$14,573	$11,459
Selling and marketing	23,237	15,720	12,464
Research and development	15,274	13,618	10,043
General and administrative	8,489	9,402	6,513
Acquisition-related	—	—	342
	$63,862	$53,313	$40,821
Income tax benefit	$(13,383)	$(12,113)	$(12,198)

(4) Effective income tax rates were as follows:

	Year Ended December 31,
	2018	2017
GAAP	192%	(14)%
Non-GAAP	16%	33%
The difference between our GAAP and non-GAAP effective income tax rates for the year ended December 31, 2018 and 2017 primarily related to the impact of the following items on our GAAP effective income tax rate:

•	Excess tax benefits generated by our stock-based compensation plans;

•	Tax credits for stock-based compensation awards to research and development employees; and

•	Unfavorable foreign stock-based compensation adjustments.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (1)
(in thousands)

	December 31, 2018	December 31, 2017
Assets
Total cash, cash equivalents, and marketable securities	$207,423	$223,748
Total receivables (billed and unbilled)	504,765	543,527
Goodwill	72,858	72,952
Other assets	197,507	172,526
Total assets	$982,553	$1,012,753

Liabilities and stockholders’ equity
Accrued expenses, including compensation and related expenses	$130,177	$111,548
Short-term deferred revenue	185,145	165,850
Deferred income tax liabilities	6,939	38,463
Other liabilities	38,761	41,022
Stockholders’ equity	621,531	655,870
Total liabilities and stockholders’ equity	$982,553	$1,012,753
(1) On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)
(in thousands)

	Year Ended December 31,
	2018	2017
Operating activities:
Net income	$10,617	$98,548
Adjustment to reconcile net income to cash provided by operating activities:
Change in operating assets and liabilities, net	20,712	(34,076)
Stock-based compensation expense	63,862	53,313
Amortization of intangible assets and depreciation	25,295	24,713
Amortization of deferred contract costs	17,271	12,106
Other non-cash	(33,401)	3,631
Cash provided by operating activities	104,356	158,235
Cash used in investing activities	(48,196)	(14,759)
Cash used in financing activities	(101,460)	(54,229)
Effect of exchange rates on cash and cash equivalents	(2,557)	2,438
Net (decrease) increase in cash and cash equivalents	(47,857)	91,685
Cash and cash equivalents, beginning of period	162,279	70,594
Cash and cash equivalents, end of period	$114,422	$162,279
(1) On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

PEGASYSTEMS INC.
Reconciliation of Forward-Looking Guidance
(in millions, except per share amounts)

Year Ended December 31,
2019
Net loss (GAAP)	$(17.5)
Amortization of intangible assets	5.9
Stock-based compensation	80.8
Income tax effects	(27.1)
Net loss (Non-GAAP)	$42.1

Diluted loss per share (GAAP)	$(0.22)
Amortization of intangible assets	0.07
Stock-based compensation	1.03
Income tax effects	(0.34)
Incremental dilutive shares for non-GAAP	(0.04)
Diluted earnings per share (Non-GAAP)	$0.50

Diluted weighted-average number of common shares outstanding (GAAP)	78.8
Incremental dilutive shares for non-GAAP	5
Diluted weighted-average number of common shares outstanding (Non-GAAP)	83.8